Exhibit 99.1

Palantir Expects $121 Million in Non-GAAP Operating Income and 42% Revenue Growth for the Year Ending 2020

FIGURE 01 ● ANNUAL REVENUE ● REVENUE GROWTH

Annual Revenue Growth

$1.2B
$1.1B
$1.0B
$900M
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0
$1.055B
42%
2020F

For 2019, annual revenue was $743 million. For 2020 estimates, numbers reflect the midpoint of the estimated range for such measures.

FIGURE 02 ● NON-GAAP OPERATING INCOME ● NON-GAAP OPERATING MARGIN

Non-GAAP Operating Income

$240M
$220M
$200M
$180M
$160M
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0
$121M
11.5%
2020F

For 2020 estimates, Non-GAAP Operating Income and Non-GAAP Operating Margin exclude stock-based compensation, related payroll tax expenses, and approximately $54 million of one-time expenses related to the direct listing incurred in the third quarter of 2020. For 2020 estimates, numbers reflect the midpoint of the estimated range for such measures.

September 22, 2020

DENVER — (BUSINESS WIRE) — Palantir Technologies Inc. today issued guidance for its third quarter ending September 30, 2020, year ending December 31, 2020, and year ending December 31, 2021. For more information, see below and https://investors.palantir.com.

Financial Outlook

For a third quarter of 2020, the Company currently expects:

•	Revenue: $278 million to $280 million, representing year-over-year growth of 46% to 47%.

•

Non-GAAP Operating Income: $60 million to $62 million, excluding stock-based compensation, related payroll tax expenses and approximately $54 million of one-time expenses related to the direct listing. Non-GAAP operating income is expected to be $6 million to $8 million, excluding stock-based compensation and related payroll tax expenses and including the one-time direct listing expenses.

•

Stock-Based Compensation: Approximately $815 million to $875 million of stock-based compensation primarily associated with the satisfaction of the performance-based vesting condition upon the Company’s listing on the NYSE related to restricted stock units (“RSUs”), for which the service-based vesting condition has already been met.

•

Fully Diluted Share Count: Approximately 2.173 billion shares as of September 1, 2020. Excluding shares that are issuable with respect to outstanding options and RSUs that have been granted but have not yet vested or satisfied the service-based vesting condition per their terms, the fully diluted share count is 1.923 billion shares for the same date. Both measures are calculated on a treasury stock method basis with respect to all common and preferred shares assuming a hypothetical per-share price of $9.17, the volume-weighted average price for our common stock in private sales on September 1, 2020.

For the full year 2020, the Company currently expects:

•	Revenue: $1,050 million to $1,060 million, representing year-over-year growth of 41% to 43%.

•

Non-GAAP Operating Income: $116 million to $126 million, excluding stock-based compensation, related payroll tax expenses and approximately $54 million of one-time expenses related to the direct listing incurred in the third quarter of 2020. Non-GAAP operating income is expected to be $62 million to $72 million, excluding stock-based compensation and related payroll tax expenses and including the one-time direct listing expenses.

•	Headcount Growth: Full-time employee headcount growth of 4% compared to the end of 2019.

For the full year 2021, the Company currently expects:

•	Revenue: Year-over-year revenue growth to be greater than 30%.

Non-GAAP Financial Measures

We use non-GAAP operating income (loss) to help us evaluate our business, identify trends affecting our business, formulate business plans and financial projections, and make strategic decisions. We define non-GAAP operating income (loss) as loss from operations excluding stock-based compensation (and related payroll tax expenses with respect to our outlook) and one-time expenses related to our direct listing. Non-GAAP operating income (loss) is a non-GAAP measure and there are inherent limitations associated with it. For example, our definition may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish this or similar metrics. Further, this metric has certain limitations in that it does not include the impact of certain expenses that are reflected in our consolidated statement of operations. Thus, non-GAAP operating income (loss) should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP.

We exclude employer payroll tax expenses related to stock-based compensation, which is a cash expense, from our non-GAAP operating income (loss) outlook because such expenses are dependent on the future price of our common stock and other factors that are beyond our control. As such they cannot be reasonably predicted, and do not necessarily correlate to the performance or operation of our business. Accordingly, we have not reconciled our non-GAAP operating income (loss) outlook to its most directly comparable GAAP measure, as it is not available without unreasonable effort.

All interim period financial information and results included in this press release, as well as all financial information and results for any period during the year ending December 31, 2020, are unaudited.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may relate to, but are not limited to, expectations of future operating results or financial performance, including GAAP and non-GAAP guidance for the third quarter ending September 30, 2020, the year ending December 31, 2020, and the year ending December 31, 2021, the calculation of certain of our key financial and operating metrics and expectations regarding headcount growth, as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate, “predict,” “target,” “project,” “intend,” “potential,” “would,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology that concern our expectations, strategy, priorities, plans, or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.

Forward-looking statements are based on information available at the time those statements are made and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond our control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include our ability to successfully execute our business and growth strategy; the sufficiency of our cash and cash equivalents to meet our liquidity needs; the demand for our platforms in general; our ability to increase our number of new customers and revenue generated from customers; our long and unpredictable sales cycle; our ability to retain and expand our customer base; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods; the seasonality of our business; the complexity and lengthy implementation process for our platforms; our ability to successfully develop and deploy new technologies to address the needs of our customers; our ability to maintain and enhance our brand and reputation; news or social media coverage of the Company, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information; and any breach or access to customer or third-party data. Additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from the Company’s expectations is included in our registration statement on Form S-1, as filed with, and declared effective by, the Securities and Exchange Commission (“SEC”). Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Additional information regarding these and other factors that could affect the Company’s results is included in the Company’s SEC filings, which may be obtained by visiting the SEC’s website at www.sec.gov. Information contained on, or that is referenced or can be accessed through, our website does not constitute part of this document and inclusions of any website addresses herein are inactive textual references only.

Contacts

Investor Relations

Rodney Nelson

investors@palantir.com

Media

Lisa Gordon

media@palantir.com